                         ASSIGNMENT OF JOINT VENTURE INTEREST
                                          OF
                               ROUND ROCK OUTLET, LTD.


    THIS ASSIGNMENT OF JOINT VENTURE INTEREST OF ROUND ROCK OUTLET, LTD. is executed this 28th day of December, 1994, by LARTNEC INVESTMENT CO., an Iowa corporation, of 611 Fifth Avenue, Des Moines, Iowa 50309 ("LICO") to CENTRAL PROPERTIES, INC., an Iowa corporation, of 6000 Westown Parkway, Suite 200W, West Des Moines, Iowa 50266-7711 ("CPI").

                                 W I T N E S S E T H:

    WHEREAS, LICO has been a joint venturer in Round Rock Outlet Ltd., an Oklahoma joint venture ("Round Rock"), under a Joint Venture Agreement dated December 30, 1980, between MBT, LTD. ("MBT") holding a fifty percent (50%) joint venture interest and LICO holding a fifty percent (50%) joint venture interest, as amended by two (2) Assignments of Interest dated December 24, 1981 assigning MBT's interest to Tapp Development Co., Ltd. ("TDC") and an Assignment of Partnership Interest dated effective October 1, 1988 assigning TDC's interest to Central Life Assurance Company ("CLAC") resulting in CLAC's fifty percent (50%) joint venture interest and LICO's fifty percent (50%) joint venture interest (the "Joint Venture Agreement");

    WHEREAS, LICO desires to transfer ninety-nine and ninety-eight hundredths percent (99.98%) of LICO's fifty percent (50%) interest in Round Rock, which interest is equal to forty-nine and ninety-nine hundredths percent (49.99%) joint venture interest in Round Rock, to its wholly owned subsidiary, CPI pursuant to Section 351 of the Internal Revenue Code of 1986, as amended.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. CONTRIBUTION OF INTEREST. LICO hereby contributes all of LICO's right, title and interest to ninety-nine and ninety-eight hundredths percent (99.98%) of its fifty percent (50%) joint venture interest in Round Rock to CPI pursuant to Section 351 of the Internal Revenue Code of 1986, as amended.

    2. FULL FORCE AND EFFECT. LICO hereby covenants, warrants and represents that its joint venture interest is in full force and effect and that LICO has performed all of LICO's obligations under the Joint Venture Agreement.

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

    3. ACCEPTANCE. CPI hereby accepts the foregoing assignment of right, title and interest and hereby assumes and agrees to be bound by and to fulfill all of the terms, covenants and conditions under the Joint Venture Agreement as of the date of this Agreement.

    IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.

LARTNEC INVESTMENT CO.,                CENTRAL PROPERTIES, INC.,
an Iowa corporation                    an Iowa corporation

By: /s/ Diane M. Davidson              By: /s/ William C. Knapp II
    _____________________              _____________________________
    Diane M. Davidson                  William C. Knapp II
    Assistant Secretary                President

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




                      ASSIGNMENT OF JOINT VENTURE INTEREST
                                       OF
                             ROUND ROCK OUTLET, LTD.


     THIS ASSIGNMENT OF JOINT VENTURE INTEREST OF ROUND ROCK OUTLET, LTD. is executed this 30th day of December, 1995, by AMERICAN MUTUAL LIFE INSURANCE COMPANY F/K/A CENTRAL LIFE ASSURANCE COMPANY, an Iowa corporation, of 611 Fifth Avenue, Des Moines, Iowa 50309 ("AML") to AMERUS PROPERTIES, INC., F/K/A CENTRAL PROPERTIES, INC., an Iowa corporation, of 4949 Westown Parkway, Suite 245, West Des Moines, Iowa 50266-1066 ("API").

                              W I T N E S S E T H:

     WHEREAS, AML has been a joint venturer in Round Rock Outlet, Ltd., an Oklahoma joint venture ("Round Rock"), under a Joint Venture Agreement dated December 30, 1980, between MBT, LTD. ("MBT") holding a fifty percent (50%) joint venture interest and Lartnec Investment Co. (" LICO") holding a fifty percent (50%) joint venture interest, as amended by two (2) Assignments of Interest dated December 24, 1981 assigning MBT's interest to Tapp Development Co., Ltd. ("TDC"), an Assignment of Partnership Interest dated effective October 1, 1988 assigning TDC's interest to AML, as amended by an Assignment of Joint Venture Interest dated as of December 28, 1994 assigning a portion of LICO's joint venture interest in the amount of forty-nine and ninety-nine hundredths percent (49.99%) to API and as amended by an Assignment of Joint Venture Interest dated as of December 29, 1995 assigning LICO's one hundredths percent (.01%) joint venture interest to API resulting in AML's fifty percent (50%) joint venture interest and API's fifty percent (50%) joint venture interest (the "Joint Venture Agreement");

     WHEREAS, AML desires to transfer a portion of AML's fifty percent (50%) interest in Round Rock, which interest is equal to forty-nine and ninety-five hundredths (49.95%) joint venture interest in Round Rock, to its wholly owned subsidiary, API pursuant to Section 351 of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. CONTRIBUTION OF INTEREST. AML hereby contributes all of AML's right, title and interest to a portion of its fifty percent (50%) joint venture interest in Round Rock which interest is equal to forty-nine and ninety-five hundredths percent (49.95%) joint venture interest in Round Rock, to API pursuant to Section 351 of the Internal Revenue Code of 1986, as amended.

     2. FULL FORCE AND EFFECT. AML hereby covenants, warrants and represents that its joint venture interest is in full force and effect and that AML has performed all of AML's obligations under the Joint Venture Agreement.

     3. ACCEPTANCE. API hereby accepts the foregoing assignment of right, title and interest and hereby assumes and agrees to be bound by and to fulfill all of the terms, covenants and conditions under the Joint Venture Agreement as of the date of this Agreement.

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.

AMERICAN MUTUAL LIFE INSURANCE          AMERUS PROPERTIES, INC.,
COMPANY, an Iowa corporation            an Iowa corporation



By: /s/ Diane M. Davidson              By: /s/ William C. Knapp II
     ______________________                  ____________________
     Diane M. Davidson                       William C. Knapp II
     Assistant Secretary                     President






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